                          Oppenheimer CAPITAL PRESERVATION FuND

                                     Supplement dated December 29, 2003 to the
                                        Prospectus dated December 23, 2003

The Prospectus is changed as follows:

The third  paragraph of the bullet  point  entitled  "Investing  for the Shorter
Term" under the section  entitled  "WHICH CLASS OF SHARES SHOULD YOU CHOOSE?" on page 22 is deleted in its entirety and replaced with the following:

"The Distributor normally will not accept purchase orders of $500,000 or more of
Class B shares (and effective  February 2, 2004, the  Distributor  normally will not accept  purchase orders of $250,000 or more of Class B shares) or $1 million or more of Class C shares from a single Plan."

December 29, 2003                                          PS0755.017

                      OPPENHEIMER CAPITAL PRESERVATION FUND

                             Supplement dated December 29, 2003 to the
                   Statement of Additional Information dated December 23, 2003

The Statement of Additional Information is changed as follows:

The first sentence of the third paragraph under the section entitled "Classes of
Shares" on page 66 is deleted in its entirety and replaced with the following:

     "The  Distributor  will not accept any order in the amount of  $250,000  or more for Class B shares (and effective  February 2, 2004, the  Distributor  will not accept  purchase orders of $250,000 or more of Class B shares) or $1 million or more for Class C shares on behalf of a single investor (not including  dealer
"street name" or omnibus accounts)."

December 29, 2003                                             PX0755.008